                                                                      EXHIBIT 24

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Michael R. Milversted and Karen
M. Muller and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Lehman Brothers Holdings Inc., for the fiscal year ended November 30, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: As of February 28, 1997

             SIGNATURES                                        TITLE
-------------------------------------  ------------------------------------------------------
                                                    Chief Executive Officer and,
      /s/ RICHARD S. FULD, JR.                        Chairman of the Board of
-------------------------------------                        Directors
        Richard S. Fuld, Jr.                       (principal executive officer)

        /s/ CHARLES B. HINTZ                          Chief Financial Officer
-------------------------------------           (principal financial and accounting
          Charles B. Hintz                                    officer)

       /s/ MICHAEL L. AINSLIE
-------------------------------------
         Michael L. Ainslie                                   Director

          /s/ JOHN F. AKERS
-------------------------------------
            John F. Akers                                     Director

        /s/ ROGER S. BERLIND
-------------------------------------
          Roger S. Berlind                                    Director

      /s/ THOMAS H. CRUIKSHANK
-------------------------------------
        Thomas H. Cruikshank                                  Director

         /s/ KATSUMI FUNAKI
-------------------------------------
           Katsumi Funaki                                     Director

          /s/ HENRY KAUFMAN
-------------------------------------
            Henry Kaufman                                     Director

        /s/ JOHN D. MACOMBER
-------------------------------------
          John D. Macomber                                    Director

          /s/ DINA MERRILL
-------------------------------------
            Dina Merrill                                      Director

       /s/ MASATAKA SHIMASAKI
-------------------------------------
         Masataka Shimasaki                                   Director